                                                                   Exhibit 10.78

                                                               EXECUTION VERSION

                  SECOND AMENDMENT TO ACCOUNT CONTROL AGREEMENT

     This Agreement is made as of the 22nd day of December, 2004, by and among Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc., a Minnesota corporation ("Lakes"), the Pokagon Band of Potawatomi Indians (the "Band") and U.S. Bank National Association, f/k/a Firstar Bank, N.A. ("Firstar").

                                   WITNESSETH:

     WHEREAS, the Band and Lakes entered into a Development Agreement dated as of July 8, 1999 (the "1999 Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "1999 Management Agreement"; collectively, with the 1999 Development Agreement, the "1999 Agreements"), pursuant to which the Band engaged Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the 1999 Development Agreement, the "Facility"); and

     WHEREAS, pursuant to the 1999 Development Agreement Lakes agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in that Agreement; and

     WHEREAS, pursuant to the 1999 Management Agreement Lakes agreed to manage the Facility on the terms set out in that Agreement; and

     WHEREAS, Lakes assigned its rights and obligations under the 1999 Agreements to Great Lakes pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000, subject to the terms and conditions set out in that Agreement; and

     WHEREAS, the 1999 Agreements were amended and restated by First Amended and Restated Development Agreement dated as of October 16, 2000 and by First Amended and Restated Management Agreement dated as of October 16, 2000 (the "First Amended and Restated Agreements"); and

     WHEREAS, the obligations of Lakes and Great Lakes to the Band under the First Amended and Restated Agreements were secured by a Pledge and Security Agreement between Lakes and the Band (the "Security Agreement") and by an Account Control Agreement among Lakes, the Band and Firstar (the "Control Agreement"), each dated as of July 8, 1999 and as each was amended by first amendments dated as of October 16, 2000; and

     WHEREAS, Great Lakes, Lakes and the Band have entered into a Second Amended and Restated Development Agreement dated as of December 22, 2004 and a Second Amended and Restated Management Agreement dated as of December 22, 2004 (the "Second Amended and Restated Agreements"); and

     WHEREAS, the parties wish to amend the Control Agreement to reflect the execution of the Second Amended and Restated Agreements, and to provide that the Control Agreement will secure the obligations of Lakes and Great Lakes to the Band under the Second Amended and Restated Agreements;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Recitals True. The above recitals are true.

2. Defined Terms. Capitalized terms used but not otherwise defined herein and defined in the Security Agreement shall have the same meaning herein as therein.

3. Assets in Account. Firstar represents that the value and composition of the assets in the Account as of December 22, 2004 are as shown on the attached
     Schedule I.

4. Amendment to Control Agreement. The Control Agreement is amended as follows:

     a. The section entitled "Background" is deleted and replaced in its entirety with the following:

               "Lakes and Great Lakes have granted Band a security interest pursuant to a Pledge and Security Agreement dated July 8, 1999, as amended by First Amendment dated as of October 16, 2000 and Second Amendment dated as of December 22, 2004 (the "Security Agreement"), in a securities account maintained by Bank for Great Lakes, and in all related property. Lakes entered into this Agreement, and Great Lakes is joining in this Agreement, to perfect the Band's security interest in that account and those assets."

     b. The following definitions are amended so that each reads in its entirety as follows:

               "Development Agreement" means the development agreement dated as of July 8, 1999 between Lakes and the Band, as assumed by Great Lakes under the Assignment and Assumption Agreement dated as of October 16, 2000, and as amended and restated by First Amended and Restated Development Agreement dated as of October 16, 2000 and by Second Amended and Restated Development Agreement dated as of December 22, 2004.


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

               "Band Notification of Lakes Default" means notification by the Band to Bank that either of the following conditions have been satisfied:

               (A) A Manager Event of Default or a Lakes Event of Default has occurred under the Agreements and is continuing; (b) either
                    (i) the time for Lakes to demand arbitration under the Agreements has expired, or (ii) Lakes timely demanded arbitration, and the arbitrator's award has found that a Manager Event of Default or a Lakes Event of Default has occurred; and (c) the Band is entitled to payment of the property in the Account to the extent specified therein; or

               (B) A Guaranty Event of Default, as defined in a Guaranty from Lakes and LG&R to the Band dated October 16, 2000, as amended by First Amendment dated as of December 22, 2004, has occurred.

               The Band Notification of Lakes Default shall be in the form attached hereto as Exhibit A-1.

               "Firstar" shall mean Firstar Bank N.A, n/k/a U.S. Bank National Association, and its successors in interest.

     c.   The following definition is added:

               "Agreements" means the Development Agreement and the Second Amended and Restated Management Agreement between Great Lakes and the Band dated as of December 22, 2004.

5. Reservation of Rights. By entering into this Agreement, the Band does not waive or affect any rights against Lakes under the Security Agreement or the Control Agreement.

6. Warranties and Representations - Great Lakes and Lakes. Each of Great Lakes and Lakes warrants, represents and covenants to the Band that:

     a. The Control Agreement and the Security Agreement each constitute the legal, valid and binding obligation of Great Lakes and Lakes, and are fully enforceable in accordance with their terms;

     b. Neither the execution or delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Lakes or Great Lakes under any agreement or instrument to which they or either of them is now a party or by which they may be bound; and

     c. The Band has, and at all times until the termination of the Control Agreement in accordance with Section 8 thereof shall have, a first perfected security interest in the


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

          Account and all cash, financial assets and investment property credited to the Account.

7. Warranties and Representations - Bank. Bank represents to the Band that Bank's representations in Section 1 of the Control Agreement are true and correct as of the date of this Agreement.

8. Further Assurances. From time to time hereafter, Lakes, Great Lakes, the Band and Firstar will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Agreement.

9. Governing Law. This Agreement shall be interpreted in accordance with the law of the internal law of Minnesota.

10. Amendments, Assignments, Etc. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct. Great Lakes may not further assign its rights in the Account and its obligations under the Control Agreement without the written consent of the Band.

11. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

12. Notices to Great Lakes. Great Lakes agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or in lieu of personal service is mailed by first class certified mail, postage prepaid, or be overnight mail or courier service, addressed to Great Lakes at the address of Lakes and with copies set forth in Section 12 of the Control Agreement.

13. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Agreement shall be subject to arbitration as provided in Section 14.2 of the Development Agreement; provided that any demand for arbitration shall be made within 30 days after a notice of default, denominated as such, is given under this Agreement. The Band's limited waiver of sovereign immunity in 'Sections 14.1 and 14.3 of the Development Agreement shall apply to this Agreement; provided that the liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in the definition of Limited Recourse and Section 14.3(a) of the Development Agreement.

14. Ratification. Except as expressly modified in this Agreement, the Control Agreement is ratified and confirmed and remains in full force and effect.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 22nd day of December, 2004.

WITNESS:                                GREAT LAKES GAMING OF MICHIGAN, LLC


                                        BY: /s/ Timothy Cope
-------------------------------------       ------------------------------------
                                        NAME: Timothy J. Cope
                                        ITS: President


                                        LAKES ENTERTAINMENT, INC., f/k/a LAKES
                                        GAMING, INC.


                                        BY: /s/ Timothy Cope
-------------------------------------       ------------------------------------
                                        NAME: Timothy J. Cope
                                        ITS: President


                                        THE POKAGON BAND OF POTAWATOMI INDIANS


                                        BY: /s/ John Miller
-------------------------------------       ------------------------------------
                                            John Miller
                                        ITS: Council Chairman


                                        BY: /s/ Daniel Rapp
-------------------------------------       ------------------------------------
                                            Daniel Rapp
                                        ITS: Secretary


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

                                        U.S. BANK NATIONAL ASSOCIATION, f/k/a
                                        FIRSTAR BANK, N.A.


                                        BY:
-------------------------------------       ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        ITS:
                                             -----------------------------------

Seen and consented to:


                                        LAKES GAMING AND RESORTS, LLC


                                        BY:
-------------------------------------       ------------------------------------
                                        NAME: Timothy J. Cope
                                        ITS: President


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

                                   EXHIBIT A-1

                       BAND NOTIFICATION OF LAKES DEFAULT

TO: U.S. Bank National Association
    101 East Fifth Street
    St. Paul, MN 55101
    attn: Frank P. Leslie

     RE: DEFAULT UNDER CERTAIN AGREEMENTS BY AND BETWEEN THE POKAGON BAND OF
         THE POTAWATOMI INDIANS (THE "BAND") AND LAKES GAMING, INC. ("LAKES")

Dear Sir:

     (Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and U.S. Bank National Association, f/k/a Firstar Bank ("Bank"), as amended and restated by First Amendment dated as of October 16, 2000 and by Second Amendment dated as of December 22, 2004)

     Notice is hereby given to you under the Control Agreement that either of the following conditions has been satisfied:

               (A) A Manager Event of Default or a Lakes Event of Default has occurred under the Agreements and is continuing; (b) either
                    (i) the time for Lakes to demand arbitration under the Agreements has expired, or (ii) Lakes timely demanded arbitration, and the arbitrator's award has found that a Manager Event of Default or a Lakes Event of Default has occurred; and (c) the Band is entitled to payment of the property in the Account to the extent specified therein; or

               (B) A Guaranty Event of Default, as defined in a Guaranty from Lakes and LG&R to the Band dated October 16, 2000, as amended by First Amendment dated as of December 22, 2004, has occurred.

     You are hereby directed to:

          i. immediately cease complying with Entitlement Orders or other directions concerning the Account originated by Lakes, whether pursuant to a Lakes Draw Request or otherwise;


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

          ii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of Band;

          iii. immediately cease distributing to Lakes interest and dividends on property in the Account; and

          iv. not less than thirty (30) nor more than forty-five (45) days after your receipt hereof, and unless otherwise enjoined by an Order, liquidate all property in the Account and transfer the proceeds thereof and all interest, dividends and other income thereon to the following account by wire transfer:

                Amount:                 The entire proceeds of the Account
          (indicate which
           is applicable)                                  or
                                              $__________________________

          Wire to:

          Account Number:               ________________________________________
          Bank:                         ________________________________________
          ABA Number:                   ________________________________________
          Reference:                    ________________________________________

Dated: ___________, ______              THE POKAGON BAND OF POTAWATOMI INDIANS


                                        By:
                                            ------------------------------------
                                        Its: Council Chairman


                                        By:
                                            ------------------------------------
                                        Its: Secretary


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

                                   SCHEDULE I

                                ACCOUNT STATEMENT


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